Exhibit 99.1

FOR IMMEDIATE RELEASE

May 8, 2013

Assisted Living Concepts, Inc.

Announces Filing of 10-Q

Menomonee Falls, Wisconsin – Assisted Living Concepts, Inc. (NYSE:ALC) (“ALC”) announced that its results of operations and financial condition for its first quarter ended March 31, 2013 are available in ALC’s quarterly report on Form 10-Q for the first quarter ended March 31, 2013 that was filed with the Securities and Exchange Commission on May 8, 2013.

For further information, contact:

Assisted Living Concepts, Inc.

John Buono

Sr. Vice President, Chief Financial Officer and Treasurer

Phone: (262) 257-8999

Fax: (262) 251-7562

Email: jbuono@alcco.com

Visit ALC’s Website @ www.alcco.com